                                                                      Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                               /s/ R. W. Gillespie
                               -------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                               /s/ K. Brent Somers
                               -------------------

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas
C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.



                                    /s/ Lee G. Irving
                                    -----------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                               /s/ Cecil D. Andrus
                               -------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ William G. Bares
                              --------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ A. C. Bersticker
                              --------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ Carol Cartwright
                              --------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                                /s/ T. A. Commes
                                ----------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ Kenneth M. Curtis
                              ---------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                               /s/ John C. Dimmer
                               ------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ Stephen R. Hardis
                              ---------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                             /s/ Henry S. Hemingway
                             ----------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ Charles R. Hogan
                              --------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                               /s/ D. J. McGregor
                               ------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                             /s/ Henry L. Meyer III
                             ----------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ Steven A. Minter
                              --------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                               /s/ M. Thomas Moore
                               -------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                              /s/ Richard W. Pogue
                              --------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                             /s/ Ronald B. Stafford
                             ----------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                             /s/ Dennis W. Sullivan
                             ----------------------

                                     KEYCORP

                                POWER OF ATTORNEY
                                -----------------


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (or such other form or forms as applicable), with respect to its Common Shares and associated Rights issuable in the proposed merger of McDonald & Company Investments, Inc. with and into KeyCorp, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1998.

                            /s/ Peter G. Ten Eyck, II
                            -------------------------